================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   February 21, 2006
                                                        -----------------------


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                1-16383               95-4352386
 (State or other jurisdiction of   (Commission          (I.R.S. Employer
  incorporation or organization)    File Number)       Identification No.)

              717 Texas Avenue
                Suite 3100
                Houston, Texas                               77002
   (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 1.01.   Entry into a Material Definitive Agreement.

     On February 21, 2006, Cheniere Sabine Pass Pipeline Company (the "Company"), a Delaware corporation and wholly-owned subsidiary of Cheniere Energy, Inc., entered into an Agreement for Engineering, Procurement and Construction Services (the "EPC Agreement") with Willbros Engineers, Inc. ("Willbros"), a Delaware corporation. Under the EPC Agreement, which is effective as of February 1, 2006, Willbros will provide the Company with services for the management, engineering, material procurement, construction and construction management of the 16-mile, 42-inch pipeline and related facilities to be constructed from the Company's liquefied natural gas terminal being constructed at Sabine Pass to a pipeline interconnect at Johnson's Bayou (the "Project"), all located in Cameron Parish, Louisiana. The Company is entering into the EPC Agreement sufficiently in advance of commencement of physical construction of the pipeline in order to perform detailed engineering and procure materials.

     The following description of the EPC Agreement is not complete and is qualified in its entirety by reference to the EPC Agreement.

SCOPE OF WORK

     The work to be performed by Willbros will include all Project management, engineering, procurement, construction and construction management for the Project, including providing all equipment, materials, supplies, labor, workmanship, apparatus, machinery, tools, structures, inspection, manufacture, fabrication, installation, design, delivery, transportation, storage and any incidental work reasonably inferable as required and necessary to complete the Project in accordance with applicable law, applicable codes and standards and all other provisions of the EPC Agreement. In addition, Willbros will provide reasonable assistance to the Company in its efforts to obtain required rights of way, access roads, pipe yards, ware yards and all other land rights or property interests necessary for construction.

     The work to be performed by Willbros is based upon and must comply with the preliminary engineering developed by the Company's other consultants and contractors and the certificate issued by the Federal Energy Regulatory Commission authorizing, among other things, the construction of the Project.

SCHEDULING OF WORK

     Willbros may not commence work related to ware yard preparation and material receipt earlier than January 1, 2007 and may not commence work related to the construction of the Project earlier than April 1, 2007. Willbros must achieve mechanical completion of the Project no later than September 30, 2007, except as adjusted by change order.

CHANGE ORDERS

     At any time upon written notice, either party has the right to request change orders.

PAYMENT FOR WORK

     The Company will pay to Willbros a contract price not to exceed $67,670,200, subject to additions and deductions by any change order as provided in the EPC Agreement, excluding Louisiana sales and use taxes applicable to permanent materials and equipment to be incorporated into the Project, which the Company is obligated to reimburse in accordance with the EPC Agreement.

     Payments under the EPC Agreement will be made in accordance with the payment schedule set forth in the EPC Agreement.

WARRANTY

     Willbros warrants that the work and each component thereof will be:

     o new, complete, fit for the purposes specified in the EPC Agreement and of suitable grade for the intended function and use;

     o in accordance with all of the requirements of the EPC Agreement, including in accordance with good engineering and construction practices, applicable law and applicable codes and standards;

     o    free from encumbrances to title; and

     o free from defects in design, material and workmanship and otherwise conform to the standards and requirements contained in the specifications and elsewhere in the EPC Agreement.

     Except with respect to materials or equipment procured by Willbros from a third-party vendor, if within 12 months after start-up any work is found to be defective, Willbros will be obligated to immediately and on an expedited basis correct any such defective work. With respect to materials or equipment procured by Willbros from a third-party vendor, Willbros' liability during the 12 months after start-up for such materials and equipment will be limited to "passing through" to the Company the benefits of any warranties Willbros receives from the applicable vendor.

TERMINATION RIGHTS

     In the event of an uncured default by Willbros, the Company may terminate for default Willbros' performance of all or part of the work. In the case of termination for default, the Company may complete the work by whatever method the Company deems expedient, including:

     o taking possession, for the purposes of completing the work, of all Willbros equipment and materials, and/or

     o taking assignment of any or all subcontracts or purchase orders for the Project.

     Following such a termination, Willbros will not be entitled to receive any further payment until the work is fully completed and accepted by the Company, and Willbros will be liable to the Company for all costs, damages, losses and expenses (including all attorneys' fees, consultant fees and litigation or arbitration expenses) incurred by the Company in completing the work, including all liquidated damages to the extent payable pursuant to the EPC Agreement.

     The Company also has the right to terminate the EPC Agreement for convenience. In the event of any such termination for convenience, Willbros would be paid:

     o the reasonable value of the work satisfactorily performed prior to termination (the basis of payment being based on the terms of the EPC Agreement, less previous payments, if any, paid to Willbros under the EPC Agreement), plus

     o reasonable direct close-out costs, but in no event will Willbros be entitled to receive any amount for unabsorbed overhead, contingency or anticipatory profit.

     The Company may at any time, whether or not for cause, suspend performance of the work, or any part thereof, by a change order specifying the work to be suspended and the effective date of such suspension. Except when such suspension ordered by the Company is the result of or due to the fault or negligence of Willbros or any subcontractor or vendor, Willbros will be entitled to the reasonable costs (including actual, but not unabsorbed, overhead, contingency, risk and reasonable profit) of such suspension incurred during the suspension period, including demobilization and remobilization costs and costs incurred for Willbros personnel and for Willbros equipment, at specified standby rates and a time extension to the preparation and material receipt commencement date, the construction commencement date or the scheduled mechanical completion date if and to the extent permitted under the EPC Agreement.

FORCE MAJEURE

     If the commencement, prosecution or completion of any work is delayed by a force majeure event, then Willbros may be entitled to an extension to the scheduled mechanical completion date. If such delay or prevention occurs for a continuous period of at least 5 days in any 30 day period, Willbros would be entitled to an adjustment of the contract price under the EPC Agreement to reimburse it for its standby expenses, up to a limit of $1,500,000 in the aggregate. A force majeure event generally occurs if any act or event occurs that:

     o renders impossible or impracticable the affected party's performance of its obligations under the EPC Agreement;

     o is beyond the reasonable control of the affected party and not due to its fault or negligence; and

     o could not have been prevented or avoided by the affected party through the exercise of due diligence.

     The obligation of either party to pay money under or pursuant to the EPC Agreement will not be excused by reason of a force majeure event.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHENIERE ENERGY, INC.


     Date: February 22, 2006             By:  /s/ Don A. Turkleson
                                              --------------------
                                         Name: Don A. Turkleson
                                         Title: Senior Vice President, Secretary
                                                and CFO